Annual Report

Foreign
Bond
Funds

December 31, 2001

T. Rowe Price



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2
Market Environment - U.S.                                           2
Europe                                                              2
Japan                                                               3
Emerging Markets                                                    3

International Bond Fund                                             4

Emerging Markets Bond Fund                                          7

Outlook                                                             8

Performance Comparison                                             10

Financial Highlights                                               12

Portfolio of Investments                                           15

Statement of Operations                                            29

Statement of Changes in Net Assets                                 31

Notes to Financial Statements                                      34

Report of Independent Accountants                                  41

Annual Meeting Results                                             42



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Highlights
--------------------------------------------------------------------------------

o Developed country bond markets posted positive returns (except in Japan) during the second half of the year.

o Returns on foreign bonds in the first half of 2001 were reduced for U.S. investors by the dollar's strength, but the euro's recovery in the past six months was a plus.

o The Emerging Markets Bond Fund advanced in the 6- and 12-month periods ended December 31.

o The International Bond Fund posted a small six-month gain and a similar decline for 12 months.

o Global bond markets face near-term challenges, but the longer-term outlook remains positive.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

International Bond Fund                               3.24%              -3.41%

International Bond Fund -
Advisor Class                                         3.13                -3.73

J.P. Morgan Global Government
Bond Broad Index,
Non-U.S. Dollar                                       3.32                -3.51
--------------------------------------------------------------------------------
Emerging Markets Bond Fund                            1.83                 9.35

J.P. Morgan Emerging
Markets Bond Index Plus                              -5.98                -0.79
--------------------------------------------------------------------------------



Price and Yield
--------------------------------------------------------------------------------

                                               International            Emerging
                         International         Bond Fund -               Markets
Period Ended                      Bond             Advisor                 Bond
12/31/01                          Fund               Class                 Fund
--------------------------------------------------------------------------------

Price Per Share                   $7.86    $          7.85      $         10.32

Dividends Per Share

  For 6 months                         0.14            0.14                0.57

  For 12 months                        0.32            0.31                1.16

30-Day Dividend Yield *           3.38%               3.19%               10.44%

30-Day Standardized Yield         3.22                2.99                10.01

* Dividends earned and reinvested for the period indicated are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------

Developed country bond markets posted modestly positive returns, except in Japan, during the second half of the year. However, after a strong performance in the July-through-October period, bonds sold off on expectations of a global economic recovery, eroding gains in most regions to low single-digits. On the other hand, following a solid first half, emerging market debt languished, plagued by fears that Argentina would default. The International Bond Fund posted moderate 12-month losses in line with its benchmark, while the Emerging Markets Bond Fund generated solid gains that were far ahead of its benchmark.


MARKET ENVIRONMENT

United States
Since the U.S. credit market sets the tone for the global fixed-income arena, a review of the U.S. environment is instructive. Economic news was discouraging in the past six months, made worse by the events of September 11. The National Bureau of Economic Research determined that the U.S. economy slipped into a recession in March.

The faltering economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve to continue reducing short-term rates to their lowest level in 40 years. For the majority of the year, yields declined across the entire maturity spectrum with short-term yields declining the most. However, by mid-November signs of an economic recovery spearheaded a complete reversal of investor sentiment; equities rallied off their September lows and long- and intermediate-term high-quality bond yields headed higher. Throughout 2001, the dollar was surprisingly strong. Against the background of a slowing economy, and indeed recession, the dollar rallied 13% against the yen. The dollar was mixed against the euro, which rallied 5% in the second half, after a 10% first-half decline.

Europe
The U.S. economy's malaise hurt economic growth in Europe. The European Central Bank (ECB) was much less aggressive than the Fed in reducing interest rates, citing inflation rather than economic growth as its top priority. Inflation remained stubbornly above the ECB's 2% target for most of 2001. The ECB lowered interest rates four times last year-a total of 150 basis points-to 3.25% (100 basis points equal one percentage point). Three of the four rate cuts were implemented in the last six months, and because inflation has dipped and is expected to remain below the ECB's target next year, further cuts are expected in the first half of 2002.


Developed Markets Performance
--------------------------------------------------------------------------------

                                                  In Local              In U.S.
6 Months ended 12/31/01                           Currency              Dollars
--------------------------------------------------------------------------------
Australia                                             3.68%                4.45%

France                                                3.87                 9.25

Germany                                               3.59                 8.96

Italy                                                 4.59                10.01

Japan                                                -0.25                -5.08

Spain                                                 4.34                 9.75

United Kingdom                                        4.67                 8.31

Source: J.P. Morgan.


Following a 10-month bond market rally through October, partially negated for U.S. investors by the strong dollar, European fixed-income securities reversed course and trended lower in November and December as interest rates rose. The yield on Germany's 10-year government bond is a prime example. After falling from 4.85% at the end of 2000 to 4.25% in November, it spiked 75 basis points to 5.0% at the end of 2001 (bond prices and yields move inversely). The combination of falling short-term rates and rising longer-term rates at year-end significantly increased the slope of the yield curve. Historically, an upwardly sloping yield curve is considered bullish for the economy and the markets.

Japan
In 2001, the Japanese economy fell into its third recession in a decade. The deteriorating economic backdrop included spiraling deflation, lower corporate earnings, and weakening bank balance sheets. Six months ago, new Prime Minister Koizumi promised to implement sweeping structural changes, which included strict fiscal discipline and reducing public expenditures. For a time, the market was optimistic regarding the prospect for substantive reform.

In spite of coordinated monetary easing efforts on the part of the government and the Bank of Japan, the positive sentiment of early summer quickly evaporated. Economic data revealed a sharper and more protracted downturn. Deflation, falling consumer and producer prices, a contraction in industrial output, and weakness in demand and production levels heightened market pessimism.

Emerging Markets
As expected, Argentina imploded in the fourth quarter, defaulting on its debt and devaluing its currency. The final act created more political and social unrest than expected, sparking riots, looting, and ultimately forcing successive presidential resignations. The revolving door of presidents ushered in and out five presidents in a two-week span, before settling on former provincial Governor Eduardo Duhalde. Because the potential for Argentina's default was widely telegraphed, nearby Latin neighbors-where we have investments-were only mildly affected.


Emerging Markets Performance
--------------------------------------------------------------------------------

                                                              In U.S.
6 Months ended 12/31/01                                       Dollars
--------------------------------------------------------------------------------

Emerging Markets Bond Index Plus                               -5.98%

Brady Indexes (by issuer): *

Argentina                                                      -64.48

Brazil                                                           7.42

Mexico                                                           6.57

Poland                                                           4.13

Venezuela                                                       -3.98

* Brady bonds are restructured debt (obligations) of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates.

Source: J.P. Morgan.


Argentina, formerly the region's largest debt issuer, now faces a daunting task that is unsolvable without international assistance. The primary objective is restoration of social peace because no reform plan will succeed while riots are erupting in the streets. As well, Duhalde must deal with the financial reality that the government and the banking system are broke.

Although Argentina took a header, the rest of the region fared significantly better, responding positively to the global recovery post- September 11. Following an underwhelming third quarter, the Brady Indexes for emerging bond markets (see table above) outperformed most other bond classes in the fourth quarter. Russia continued its rally, Brazilian Brady bonds dodged much of Argentina's contagion, and Mexico performed well.


INTERNATIONAL BOND FUND

High-quality foreign bonds performed disappointingly in 2001. Though the International Bond Fund posted a small 3.24% return in the second half, it declined 3.41% for the 12 months ended December 31. Advisor Class shares, which have a different fee structure, were similarly positive (3.13%) for the last six months, and in the red (-3.73%) for the year. These results were in line with the fund's benchmark, the J.P. Morgan Global Government Bond Broad Index, Non-U.S. Dollar (see the performance comparison table on page 1 of this report).


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                     06/30/01             12/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                       7.8                  8.2

Weighted Average Effective
Duration (years)                                       5.3                  5.7

Weighted Average Quality *                             AA+                 AAA-

*    Based on T. Rowe Price research.


Over the past six months, global economies decelerated at a rapid pace, brought on by a sharp decline in new capital investment. However, unlike the past 18 months, the dollar declined versus the euro in the second half, providing a boost for U.S. investors in many developed-country bond markets.

Full-year results were lower, reflecting the early strength of the U.S. Over the past 12 months, the yen weakened 13.3% against the U.S. dollar and the euro declined 5.5%.

At the end of the year, the U.S. economy started to show signs of recovering from recession. However, there are no similar signs of recovery in Europe, which typically lags the U.S. by about six months. Over the course of the year, duration was largely unchanged. (Duration is a measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of six years would rise about 6% in price in response to a one-percentage-point drop in interest rates, and vice versa.) We increased your fund's quality to AAA- from AA+.

We reduced exposure to Japanese bonds and increased our European weighting, reasoning that inflation will fall to less than 1% by mid-2002, allowing the ECB to lower rates another 25 to 50 basis points. Additionally, demand for longer-maturity fixed-income investments from the pension plans argues for rising bond prices and falling yields. We expect the 10-year German bond to yield 4.75% in the next three months, with a subsequent decline to 4.55% in six months. In light of these prospects, we doubled our allocation in German bonds to 28%, funding those purchases with the proceeds from sales in Japan, France, and liquid reserves.

More than half of the fund (59%) is exposed to European-bloc currencies (including the euro and the British pound). Throughout the year, we maintained neutral weighting and duration versus our benchmark index. However, in the last six months, we modestly reduced the duration of our Japanese holdings, and concurrently extended the duration of our European bond positions by a similar amount.


Geographic Diversification
--------------------------------------------------------------------------------

International Bond Fund

Germany                                                            28

Japan                                                              16

United States                                                      10

Netherlands                                                         7

France                                                              5

Belgium                                                             5

Spain                                                               4

Other and Reserves                                                 25

Based on net assets as of 12/31/01.
Percentages reflect the issuing country of the fund's securities. Excludes the effects of forward currency contracts.


Net Currency Exposure:
--------------------------------------------------------------------------------

Euro                                                               52%

Japanese yen                                                       34

British pound                                                       7

Canadian dollar                                                     4

Danish krone                                                        2

Other                                                               1
--------------------------------------------------------------------------------

Several smaller positions provided mixed results over the last six months. The fund held a small stake in Polish bonds that performed very well, as the Polish central bank cut interest rates aggressively in response to weaker growth. Our 1% stake in European high-yield (non-investment grade) bonds performed exceptionally well in the fourth quarter after posting losses in the third quarter. The fund will also underweight (or overweight) currencies when we think it will add value. In the last six months, we underweighted the yen (relative to our benchmark), which aided performance.


EMERGING MARKETS BOND FUND


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                     06/30/01             12/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      14.1                 13.4

Weighted Average Effective
Duration (years)                                       4.2                  6.2

Weighted Average Quality *                            BBB-                  BB+

*    Based on T. Rowe Price research.


In light of the challenging bond market environment, we were pleased that your fund provided a total return of 9.35% for the 12-month period ended December 31. In light of the volatility of emerging markets, the fund's focus on diversification (across many securities and countries) was an important risk-reduction strategy. However, the Argentine situation hampered six-month results, which was evident in the 1.83% second-half return. Results in both periods were well ahead of the J. P. Morgan Emerging Markets Bond Index Plus, as depicted in the table on page 1.


Geograhic Diversification

Emerging Markets Bond Fund
--------------------------------------------------------------------------------

Brazil                                                             23

Mexico                                                             19

Russia                                                             18

Bulgaria                                                            7

Argentina                                                           4

Turkey                                                              3

Venezuela                                                           3

Other and Reserves                                                 23

Based on net assets as of 12/31/01.
Percentages reflect the issuing country of the fund's securities. Excludes the effects of forward currency contracts.


The geographic diversification chart (left) shows our year-end country weightings. Our allocation to Argentina is 4%, reduced from 10% six months ago, but close to the benchmark index. At that time, our exposure to the country's bonds was just half of the benchmark's 20% weighting. Brazil, which was 20% of the portfolio six months ago, remains the largest allocation at 23%. Over the last six months, Mexican bonds were increased two percentage points and Russian bonds were bumped up four points. Together, the pair account for almost two-fifths of the portfolio.

The collapse in Argentina provided us with the opportunity to make several strategic shifts in country allocations. At the same time, we extended duration to 6.2 years, from a defensive 4.2-year duration six months ago. New purchases focused on modestly lower-quality bonds, and the portfolio's weighted average quality dipped to BB+ from BBB- six months ago.


OUTLOOK

The U.S. economy was weaker than expected in the second half, although stocks posted gains and bonds faltered in the fourth quarter. We believe the U.S. is showing signs of pulling out of recession. Most economists are forecasting moderate growth in 2002, and we still think there is a chance of further Fed easing. However, with short-term interest rates already at 40-year lows, and real (inflation-adjusted) rates near zero, the central bank is not likely to act aggressively in 2002. Nonetheless, the yield curve remains steep, and that's generally a positive for bond performance.

The outlook for European growth is modest this year. Inflation should subside over the coming months, which will allow the ECB to cut interest rates further. As in the U.S., the European yield curve is also steep, and any further rate cuts would likewise be a positive for bonds.

Over the past six months, we maintained a neutral position on the euro. However, we anticipate that it will stay near $0.90 versus the dollar for the coming six months. While we have a positive outlook for the euro, we continue to be negative on the yen. The Japanese economy remains weak and shows no sign of improving, and its low interest rate environment is likely to continue for some time. Concerns about the country's fiscal condition and the issuance of new government bonds could depress the prices of Japanese bonds.

Emerging market bonds have discounted the prospects of a global recovery. If the Fed maintains its easy money policy, the environment for emerging market debt and equities should remain healthy. We believe that maintaining broad diversification can reduce overall portfolio volatility and enhance long-term performance.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the International Bond Fund's Investment Advisory Committee

January 23, 2002

Michael Conelius is chairman of the Investment Advisory Committee for the Emerging Markets Bond Fund. The committee chairmen have day-to-day responsibility for the portfolios and work with the committees in developing and executing their investment programs.



T. Rowe Price Foreign Bond Funds



Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

                                        J.P. Morgan Global
                                           Government Bond
                                               Broad Index        International
                                           Non-U.S. Dollar           Bond Fund*

12/31/91                                            10,000               10,000

12/31/92                                            10,155               10,240

12/31/93                                            11,633               12,288

12/31/94                                            12,210               12,061

12/31/95                                            14,810               14,510

12/31/96                                            15,573               15,545

12/31/97                                            15,015               15,052

12/31/98                                            17,686               17,314

12/31/99                                            16,605               15,953

12/31/00                                            16,214               15,455

12/31/01                                            15,645               14,927


Note: Performance for Advisor Class Shares will differ from fund shares due to the differing fee structures. See returns table below.



EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------

                                               J.P. Morgan
                                          Emerging Markets             Emerging
                                                Bond Index              Markets
                                                      Plus            Bond Fund

12/30/94                                            10,000               10,000

12/31/95                                            12,677               12,581

12/31/96                                            17,660               17,207

12/31/97                                            19,959               20,103

12/31/98                                            17,095               15,461

12/31/99                                            21,535               19,013

12/31/00                                            24,908               21,902

12/31/01                                            24,712               23,950



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                              Since    Inception
12/31/01              1 Year     5 Years    10 Years   Inception         Date
--------------------------------------------------------------------------------

International Bond
Fund                  -3.41%      -0.81%        4.09%        --            --

International Bond Fund -
Advisor Class         -3.73          --           --      -2.87%      3/31/00

Emerging Markets
Bond Fund              9.35        6.84           --      13.28      12/30/94


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


International Bond shares

                   Year
                  Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE

Beginning of
period         $    8.47   $    9.16   $   10.46   $    9.58   $   10.46

Investment activities

  Net investment
  income (loss)     0.32        0.40        0.37         0.5       10.54

  Net realized
  and unrealized
  gain (loss)      (0.61)      (0.70)      (1.18)       0.88       (0.87)

  Total from
  investment
  activities       (0.29)      (0.30)      (0.81)       1.39       (0.33)

Distributions
  Net investment
  income              --          --       (0.33)      (0.51)      (0.46)

  Net realized
  gain                --          --       (0.11)         --       (0.09)

  Tax return
  of capital       (0.32)      (0.39)      (0.05)         --          --

  Total
  distributions    (0.32)      (0.39)      (0.49)      (0.51)      (0.55)

NET ASSET VALUE

End of
period         $    7.86   $    8.47   $    9.16   $   10.46   $    9.58
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)          (3.41)%     (3.13)%     (7.86)%     15.03%      (3.17)%

Ratio of total
expenses to average
net assets          0.95%       0.91%       0.90%       0.88%       0.86%

Ratio of net
investment income
(loss) to average
net assets          3.98%       4.76%       3.93%       5.19%       5.38%

Portfolio turnover
rate               107.6%  160.5%           94.9%      128.9%      155.9%
                           [root]

Net assets,
end of period
(in millions)  $     762   $     753   $     779   $     926   $     826

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

   [root] Excludes the effect of the acquisition of the T. Rowe Price Global
          Bond Fund's assets.


The accompanying notes are an integral part of these financial statements.



International Bond Advisor Class shares


                                                     Year              3/31/00
                                                    Ended              Through
                                                 12/31/01             12/31/00

NET ASSET VALUE

Beginning of period                       $          8.47      $          8.88

Investment activities

  Net investment income (loss)                       0.31*                0.30*

  Net realized and
  unrealized gain (loss)                            (0.62)               (0.42)

  Total from
  investment activities                             (0.31)               (0.12)

Distributions

Tax return of capital                               (0.31)               (0.29)

NET ASSET VALUE
End of period                             $          7.85      $          8.47
                                          --------------------------------------


Ratios/Supplemental Data

Total return
(diamond)                                          (3.73)%*             (1.29)%*

Ratio of total
expenses to
average net assets                                    1.15%*            1.15%*!

Ratio of net
investment income
(loss) to average
net assets                                           3.28%*             4.60%*!

Portfolio turnover
rate                                                107.6%              160.5%!
                                                                          [root]

Net assets, end of period
(in thousands)                             $         5,026     $           120


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 1.15% voluntary expense limitation in effect through 12/31/01.

        !  Annualized

   [root] Excludes the effect of the acquisition of the T. Rowe Price Global Bond Fund's assets.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------


                    Year
                   Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE

Beginning of
period         $   10.54   $   10.11   $    9.23   $   13.71   $   12.97

Investment activities

  Net investment
  income (loss)     1.19        1.17        0.97        1.31*       1.16*

  Net realized
  and unrealized
  gain (loss)      (0.25)       0.31        0.99       (4.29)       0.97+

  Total from
  investment
  activities        0.94        1.48        1.96       (2.98)       2.13

Distributions

  Net investment
  income           (1.16)      (1.05)      (0.73)      (1.31)      (1.15)

  Net realized
  gain                --          --          --       (0.19)      (0.24)

  Tax return
  of capital          --          --       (0.35)         --          --

Total
distributions      (1.16)      (1.05)      (1.08)      (1.50)      (1.39)

NET ASSET VALUE
End of
period         $   10.32   $   10.54   $   10.11   $    9.23   $   13.71
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           9.35%      15.20%      22.97%     (23.09)%*    16.83%*

Ratio of total
expenses to
average
net assets          1.16%       1.21%       1.25%       1.25%*      1.25%*

Ratio of net
investment
income (loss) to
average
net assets         11.37%      11.23%      10.56%      11.52%*      8.61%*

Portfolio turnover
rate                75.5%       69.5%       54.0%       78.4%       87.6%

Net assets,
end of period
(in thousands) $ 155,563   $ 163,937   $ 173,078   $ 148,111   $ 113,419

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00.

(diamond) T
        + The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001


Portfolio of Investments                        Shares/Par                Value
--------------------------------------------------------------------------------
                                                           In thousands


AUSTRALIA  0.6%

Government Bonds  0.6%

Commonwealth of
Australia, 10.00%, 10/15/07         AUD              7,956      $         4,940

Total Australia (Cost $5,038)                                             4,940


AUSTRIA  2.5%

Government Bonds  2.5%

Republic of Austria
  4.00%, 7/15/09
  (miscellaneous
  footnote symbol)                  EUR              8,500                7,096

  5.50%, 1/15/10                                    13,250               12,102

Total Austria (Cost $20,042)                                             19,198


BELGIUM  4.7%

Government Bonds  4.7%

Kingdom of Belgium

  5.75%, 9/28/10                                     1,600                1,483

  6.50%, 3/31/05                                     7,800                7,415

  7.25%, 4/29/04                                    28,250               26,998

Total Belgium (Cost $37,253)                                             35,896


CANADA  3.8%

Government Bonds  3.8%

Government of Canada

  5.00%, 9/1/04                     CAD             19,000               12,315

  6.00%, 6/1/08                                     11,325                7,465

  9.75%, 6/1/21                                      9,750                8,962

Total Canada (Cost $29,814)                                              28,742


DENMARK  2.2%

Government Bonds  2.2%

Kingdom of Denmark

  6.00%, 11/15/02                   DKK             52,000                6,345

  8.00%, 3/15/06                                    76,850               10,317

Total Denmark (Cost $17,317)                                             16,662



FINLAND  1.6%

Government Bonds  1.6%

Republic of Finland

  5.00%, 4/25/09                    EUR              8,000      $         7,115

  5.75%, 2/23/11                                     5,750                5,323

Total Finland (Cost $12,989)                                             12,438


FRANCE  5.0%

Government Bonds  4.8%

Government of France

  4.50%, 7/12/03                                    26,400               23,834

  5.25%, 4/25/08                                     8,010                7,352

  5.50%, 4/25/29                                     6,000                5,419

                                                                         36,605


Corporate Bonds  0.2%

AXA, Sr. Sub. Notes
7.125%, 12/15/20                    GBP                910                1,375

                                                                          1,375

Total France (Cost $39,515)                                              37,980


GERMANY  27.6%

Government Bonds  27.4%

Bundesobligation, 5.00%,
8/19/05                             EUR             43,470               39,689

Bundesrepublic

  4.00%, 7/4/09                                     24,600               20,739

  4.75%, 7/4/28                                     16,495               13,296

  5.00%, 7/4/11 (miscellaneous
  footnote symbol)                                  16,970               15,106

  6.00%, 1/5/06                                     38,670               36,494

  6.00%, 1/4/07 (miscellaneous
  footnote symbol)                                  28,450               27,060

  6.25%, 1/4/30                                     12,150               12,093

  6.50%, 7/4/27                                      2,000                2,035

  6.75%, 7/15/04                                     7,970                7,578

  7.50%, 11/11/04 (miscellaneous
  footnote symbol)                                   6,659                6,482

KFW International Finance,
5.50%, 6/18/04                      GBP             20,140               29,535

                                                                        210,107


Corporate Bonds  0.2%

Messer Griesheim,
10.375%,  6/1/11                    EUR              1,500      $         1,422

                                                                          1,422

Total Germany (Cost $215,447)                                           211,529


GREECE  1.4%

Government Bonds  1.4%

  Hellenic Republic, 6.50%, 1/11/14                 11,064               10,730

Total Greece (Cost $11,025)                                              10,730


IRELAND  0.3%

Government Bonds  0.3%

Republic of Ireland, 4.00%, 4/18/10                  3,150                2,603

Total Ireland (Cost $2,714)                                               2,603


ITALY  1.8%

Government Bonds  1.8%

Buoni del Tesoro Poliennali

  5.25%, 8/1/11                                      1,800                1,611

  6.00%, 5/1/31                                     10,165                9,570

  7.25%, 11/1/26                                     2,484                2,688

Total Italy (Cost $14,897)                                               13,869


JAPAN  15.5%

Government Bonds  15.5%

Government of Japan

  0.50%, 6/20/06                    JPY          1,280,000                9,794

  0.90% 12/22/08                                 5,085,000               38,814

  1.10%, 3/21/11                                 3,320,000               24,905

  1.30%, 6/20/11                                 4,170,000               31,797

  2.20%, 6/22/20                                 1,711,000               13,517

Total Japan (Cost $128,983)                                             118,827


MEXICO  2.8%

Government Bonds  2.8%

Government of Mexico

  13.50%, 3/2/06                    MXN             70,950      $         8,540

  14.00%, 9/2/04                                    66,800                7,873

United Mexican States,
Warrants, 6/1/03 *                  USD              1,335                    2

United Mexican States, 9.875%, 1/15/07
(miscellaneous footnote symbol)                      4,700                5,346

Total Mexico (Cost $20,595)                                              21,761


NETHERLANDS  6.8%

Government Bonds  6.6%

Government of Netherlands

  5.25%, 7/15/08                    EUR             20,500               18,710

  5.50%, 1/15/28                                       235                  210

  5.75%, 1/15/04 (miscellaneous
  footnote symbol)                                  34,624               32,035

                                                                         50,955


Corporate Bonds  0.2%

Deutsche Telecom,
7.125%, 6/15/05                     GBP              1,000                1,487

                                                                          1,487

Total Netherlands (Cost $55,198)                                         52,442


NORWAY  0.1%

Corporate Bonds  0.1%

Findexa II, Sr. Notes,
10.25%, 12/1/11                     EUR                480                  448

Total Norway (Cost $425)                                                    448


PORTUGAL  0.6%

Government Bonds  0.6%

Republic of Portugal, 5.15%, 6/15/11                 5,550                4,923

Total Portugal (Cost $5,107)                                              4,923


SINGAPORE  0.1%

Corporate Bonds  0.1%

Flextronics, 9.75%, 7/1/10                           1,075                1,019

Total Singapore (Cost $1,042)                                             1,019


SOUTH AFRICA  0.7%

Government Bonds  0.7%

Republic of South Africa, 13.00%, 8/31/10
(miscellaneous footnote
symbol)                             ZAR             56,000      $         5,039

Total South Africa (Cost $8,721)                                          5,039


SPAIN  4.2%

Government Bonds  4.2%

Kingdom of Spain

  4.00%, 1/31/10                    EUR             24,140               19,969

  6.00%, 1/31/29                                    13,213               12,551

Total Spain (Cost $35,405)                                               32,520


SWEDEN  1.4%

Government Bonds  1.1%

Kingdom of Sweden

  5.00%, 1/15/04                    SEK              6,600                  637

  5.00%, 1/28/09                                    84,500                8,005

                                                                          8,642


Corporate Bonds  0.3%


Alfa Laval, 12.125%, 11/15/10
(miscellaneous footnote
symbol)                             EUR              1,800                1,830

                                                                          1,830

Total Sweden (Cost $11,955)                                              10,472


UNITED KINGDOM  4.2%

Government Bonds  2.6%

United Kingdom Treasury

  4.25%, 6/7/32                     GBP              9,005               12,146

  5.75%, 12/7/09                                     2,500                3,783

  9.00%, 10/13/08                                    2,370                4,198

                                                                         20,127


Corporate Bonds  1.6%

Ineos Acrylics Finance,
Sr. Notes, 10.25%, 5/15/10
(miscellaneous
footnote symbol)                    EUR                960                  795

LCR Finance, 4.75%, 12/31/10        GBP              2,890                4,005

Lloyds Bank, 5.625%, 7/15/49
(miscellaneous
footnote symbol)                   EUR               4,100                3,593

National Power,
8.375%, 8/2/06                     GBP               1,005                1,585

Union Bank of Switzerland,
8.00%, 1/8/07                                        1,167                1,840

                                                                         11,818

Total United Kingdom (Cost $33,089)                                      31,945


UNITED STATES  9.9%


Government Bonds  2.1%

Federal Home Loan Mortgage,
5.25%, 1/15/06                      EUR             17,540      $        16,035

                                                                         16,035


Corporate Bonds  2.3%

AT&T, Sr. Notes 6.00%,
11/21/06                            EUR              2,700                2,405

Bank of America, Sr. Notes
6.125%, 12/16/10                    GBP              1,155                1,642

DaimlerChrysler, 7.50%, 12/7/06                      1,043                1,522

SunAmerica Institutional Funding,
5.125%, 4/15/08                     EUR             16,550                7,511

SunAmerica Institutional Funding,
5.25%, 5/20/09                                      34,100                4,609

                                                                         17,689


Currency Options Purchased  0.1%

Japanese Yen, Put,
6/14/02 @(Y)67.5                    AUD         15,250,000                  183

Japanese Yen, Put,
6/14/02 @(Y)117.00                  EUR          8,700,000                  200

Japanese Yen, Put,
6/24/02 @(Y)120.65                  EUR          8,730,000                  124

Japanese Yen, Put,
6/24/02 @(Y)188.00                  GBP          5,440,000                  239

Japanese Yen, Put,
6/24/02 @(Y)195.40                  GBP          5,400,000                  125

                                                                            871


Money Market Funds  5.4%

T. Rowe Price Reserve
Investment Fund, 2.43% #            USD         41,088,953               41,089

                                                                         41,089

Total United States (Cost $78,603)                                       75,684



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands


Total Investments in Securities
97.8% of Net Assets (Cost $785,174)                             $       749,667


Forward Currency Exchange Contracts
In thousands

                                                                      Unrealized
Counterparty     Settlement  Receive             Deliver             Gain (Loss)

Chase Manhattan  1/15/02     USD        7,938    MXN    75,398       $    (276)

Chase Manhattan  2/14/02     AUD        3,590    USD     1,853             (21)

Chase Manhattan  2/14/02     CAD        5,547    USD     3,540             (58)

Chase Manhattan  2/14/02     EUR        8,740    PLN    31,755            (140)

Chase Manhattan  2/14/02     EUR        1,770    USD     1,563              10

Chase Manhattan  2/14/02     JPY   16,345,253    USD   131,968           (6,921)

Chase Manhattan  2/14/02     KRW    4,995,025    USD     3,910             (112)

Chase Manhattan  2/14/02     PLN       71,557    USD    17,172              644

Chase Manhattan  2/14/02     SGD        6,288    JPY   424,630              158

Chase Manhattan  2/14/02     USD        5,319    CAD     8,392              50

Chase Manhattan  2/14/02     USD        4,526    DKK    37,880               1

Chase Manhattan  2/14/02     USD       69,165    EUR    77,870              (25)

Chase Manhattan  2/14/02     USD        9,946    GBP     7,018             (230)

Chase Manhattan  2/14/02     USD        6,965    JPY    885,442             191

Chase Manhattan  2/14/02     USD          322    ZAR      3,640              22

Chase Manhattan  2/14/02     ZAR        3,640    USD        344             (44)

Chase Manhattan  2/15/02     USD        7,842    MXN     73,342            (105)


Net unrealized gain (loss)
on open forward currency
exchange contracts                                                       (6,856)

Other Assets
Less Liabilities                                                          24,012

NET ASSETS                                                           $ 766,823
                                                                     ---------

             #   Seven-day yield

             *   Non-income producing

(miscellaneous
      footnote
       symbol) All or a portion of this security is on loan at December 31, 2001 - See Note 2.

           AUD   Australian dollar

           CAD   Canadian dollar

           DKK   Danish krone

           EUR   Euro

           GBP   British pound

           JPY   Japanese yen

           KRW   South Korean won

           MXN   Mexican peso

           PLN   Polish zloty

           SEK   Swedish krona

           SGD   Singapore dollar

           USD   United States dollar

           ZAR   South African rand


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
                                                    December 31, 2001


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities,
at value (cost $785,174)                                   $  749,667

Securities lending collateral                                  99,192

Other assets                                                   47,573

Total assets                                                  896,432


Liabilities

Obligation to return
securities lending collateral                                  99,192

Other liabilities                                              30,417

Total liabilities                                             129,609


NET ASSETS                                                 $  766,823

Net Assets Consist of:

Undistributed net
investment income (loss)                                   $   (2,059)

Undistributed net
realized gain (loss)                                          (24,326)

Net unrealized gain (loss)                                    (42,493)

Paid-in-capital applicable to
97,530,882 shares of $0.01 par
value capital stock outstanding;
2,000,000,000 shares of the
Corporation authorized                                        835,701

NET ASSETS                                                 $  766,823

NET ASSET VALUE PER SHARE

International Bond shares
($761,796,940/96,890,618 shares outstanding)               $     7.86

International Bond Advisor Class shares
($5,025,910/640,264 shares outstanding)                    $     7.85


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
                                                             December 31, 2001



Portfolio of Investments                               Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands


ALGERIA 1.1%

Government Bonds 1.1%

Republic of Algeria,
FRN, 4.313%, 3/4/10                 USD              1,889      $         1,643

Total Algeria  (Cost $1,583)                                              1,643


ARGENTINA 4.2%

Government Bonds 4.2%

Republic of Argentina FRB, FRN,
3.375%, 3/31/05                                      3,374                  962

  6.00%, 3/31/23                                     2,350                1,022

  7.00%, 12/19/08                                    1,000                  275

  11.375%, 3/15/10                                   8,180                2,178

  11.75%, 4/7/09                                     2,000                  550

  11.75%, 6/15/15                                    2,100                  583

  12.25%, 6/19/18                                    3,973                  973

Total Argentina  (Cost $16,197)                                           6,543


BRAZIL 23.4%

Government Bonds 18.8%

Republic of Brazil

  8.875%, 4/15/24                                    2,000                1,335

  11.00%, 8/17/40 (miscellaneous
  footnote symbol)                                   8,700                6,721

  (Class C), 8.00%, 4/15/14
  (miscellaneous footnote
  symbol)                                           15,251               11,762

  DCB, FRN, 3.25%, 4/15/12
  (miscellaneous footnote
  symbol)                                            7,900                5,599

  NMB, FRN, 3.25%, 4/15/09                             882                  709

  FRN, 6.00%, 4/15/24                                4,750                3,230

                                                                         29,356


Corporate Bonds 4.6%

Banco Nacional de Desen Econo,
12.262%, 6/16/08                                     7,750                7,111

                                                                          7,111

Total Brazil  (Cost $37,355)                                             36,467



BULGARIA 7.3%

Government Bonds 7.3%

National Republic of Bulgaria

  Discount (Series A), FRN,
  4.563%, 7/28/24                                    4,325                3,849

  FLIRB, STEP, 4.563%, 7/28/12                       4,520      $         4,080

  IAB, FRN, 4.563%, 7/28/11
  (miscellaneous footnote
  symbol)                                            3,851                3,389

Total Bulgaria  (Cost $9,467)                                            11,318


COLOMBIA 2.4%

Government Bonds 2.4%

Republic of Colombia

  8.375%, 2/15/27
  (miscellaneous footnote
  symbol)                                            1,000                  730

  10.00%, 1/23/12                                    1,000                1,029

  11.75%, 2/25/20                                    2,000                2,000

Total Colombia  (Cost $3,619)                                             3,759


ECUADOR 1.9%

Government Bonds 1.9%

Republic of Ecuador, 12.00%,
11/15/12 (miscellaneous
footnote symbol)                                     4,000                2,975

Total Ecuador  (Cost $2,668)                                              2,975


GABON 1.3%

Government Bonds 1.3%

Republic of Gabon Loan Participation,
FRN, 6.69%, 1/4/04                                   2,738                2,026

Total Gabon  (Cost $2,361)                                                2,026


IVORY COAST 1.5%

Government Bonds 1.5%

Republic of Ivory Coast

  2.00%, 3/29/18 *                                   6,000                  885

  PDI, STEP, 1.90%,
  3/30/18 *                         EUR             65,897                1,408

Total Ivory Coast  (Cost $3,874)                                          2,293


MEXICO 18.5%

Government Bonds 15.6%

United Mexican States

  8.125%, 12/30/19                  USD              3,575                3,491

  8.30%, 8/15/31                    USD              2,000                1,965

  9.875%, 2/1/10                    USD              6,150                6,888

  11.50%, 5/15/26                                    3,224      $         4,115

  MTN, 11.375%, 9/15/16                              2,250                2,780

  Par, Series B, 6.25%, 12/31/19                     5,500                5,081

                                                                         24,320



Corporate Bonds 2.9%

Pemex Project, 9.125%, 10/13/10                      2,200                2,337

Petroleos Mexicanos, 9.50%,
9/15/27 (miscellaneous
footnote symbol)                                     2,000                2,095

                                                                          4,432

Total Mexico  (Cost $27,251)                                             28,752


NIGERIA 2.0%

Government Bonds 2.0%

Central Bank of Nigeria

  (Series WW), STEP, 1.00%, 11/15/20                 2,250                1,519

  Promissory Notes, FRN, 2.73%, 1/5/10               4,300                1,635

Total Nigeria  (Cost $2,765)                                              3,154


PANAMA 2.4%

Government Bonds 2.4%

Republic of Panama IRB, STEP,
4.75%, 7/17/1                                        4,093                3,649

Total Panama  (Cost $3,442)                                               3,649


PHILIPPINES 1.6%

Government Bonds 1.6%

Republic of Philippines

  8.875%, 4/15/08                                    1,000                  995

  9.875%, 1/15/19 (miscellaneous
  footnote symbol)                                   1,500                1,434

Total Philippines  (Cost $2,225)                                          2,429


POLAND 2.3%

Government Bonds 2.3%

Republic of Poland

   STEP, 3.75%, 10/27/24
  (miscellaneous
  footnote symbol)                                   3,500                2,573

  PDI, STEP, 6.00%, 10/27/14                           990                  984

Total Poland  (Cost $3,229)                                               3,557


RUSSIA 18.7%

Government Bonds 17.9%

City of St. Petersburg, 9.50%, 6/18/02               3,000      $         3,060

Russian Ministry of Finance,
10.00%, 6/26/0                                       1,600                1,580

Russian Federation

  5.00%, 3/31/30 (miscellaneous
  footnote symbol)                                  26,787               15,570

  8.25%, 3/31/10 (miscellaneous
  footnote symbol)                                   7,048                6,185

  8.75%, 7/24/05                                     1,500                1,500

                                                                         27,895


Convertible Bonds 0.8%

Lukinter Finance, 3.50%, 5/6/02                      1,000                1,285

                                                                          1,285

Total Russia  (Cost $24,229)                                             29,180


SOUTH KOREA 1.5%

Government Bonds 1.5%

Republic of South Korea, 8.875%,
4/15/08 (miscellaneous
footnote symbol)                                     2,000                2,314

Total South Korea  (Cost $2,091)                                          2,314


THAILAND 0.0%

Corporate Bonds 0.0%

NSM Steel, 12.25%, 2/1/08 *                          1,000                   10

                                                                             10


Warrants 0.0%

NSM Steel, Warrants, 2/1/08 *                          633                    1

                                                                              1

Total Thailand  (Cost $948)                                                  11


TURKEY 3.1%

Government Bonds 3.1%

Republic of Turkey, 11.875%,
1/15/30 (miscellaneous
footnote symbol)                                     5,000                4,850

Total Turkey  (Cost $4,095)                                               4,850


VENEZUELA 2.5%

Government Bonds 2.5%

Republic of Venezuela

  DCB, FRN, 2.875%, 12/18/07                         4,428      $         3,222

  Discount, FRN, (Series X-B),
  3.00%, 3/31/20 (miscellaneous
  footnote symbol)                                   1,000                  715

Total Venezuela  (Cost $4,483)                                            3,937


UNITED STATES 2.2%

Corporate Bonds 0.0%

Nextel, 12.75%, 8/1/10                                 700                   35

                                                                             35


Money Market Funds 2.2%

T. Rowe Price Reserve
Investment Fund, 2.43%#                              3,390                3,390

                                                                          3,390

Total United States  (Cost $4,082)                                        3,425

Total Investments in Securities
97.9% of Net Assets (Cost $155,964)                             $       152,282

Other Assets Less Liabilities                                             3,281

NET ASSETS                                                      $       155,563
                                                                ---------------

               #  Seven-day yield

               *  Non-income producing

  (miscellaneous
        footnote
         symbol) All or portion of this security is on loan December 31, 2001. See Note 2.

             DCB  Debt conversion bond

             EUR  Euro

           FLIRB  Front loaded interest reduction bond

             FRB  Floating rate bond

             FRN  Floating rate note

             IAB  Interest arrears bond

             IRB  Interest reduction bond

             MTN  Medium Term Note

             NMB  New money bond

             PDI  Past due interest bond

            STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)

             USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
                                                    December 31, 2001



Statement of Assets and Liabilities
--------------------------------------------------------------------------------

In thousands


Assets

Investments in securities,
at value (cost  $155,964)                                  $  152,282

Securities lending collateral                                  39,576

Other assets                                                    3,683

Total assets                                                  195,541


Liabilities

Obligation to return
securities lending collateral                                  39,576

Other liabilities                                                 402

Total liabilities                                              39,978


NET ASSETS                                                 $  155,563
                                                           ----------

Net Assets Consist of:

Undistributed net
investment income (loss)                                   $      973

Undistributed net realized
gain (loss)                                                   (20,066)

Net unrealized gain (loss)                                     (3,684)

Paid-in-capital applicable to
15,069,369 shares of $0.01
par value capital stock
outstanding; 2,000,000,000 shares
of the Corporation authorized                                 178,340

NET ASSETS                                                 $  155,563
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    10.32
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income

  Interest                                                 $   38,257

  Securities Lending                                              354

  Total income                                                 38,611

Expenses

  Investment management                                         5,245

  Shareholder servicing

    International Bond shares                                   1,646

    International Bond
    Advisor Class shares                                            3

  Custody and accounting                                          386

  Registration                                                     56

  Prospectus and shareholder reports

    International Bond shares                                      46

    International Bond
    Advisor Class shares                                            1

  Legal and audit                                                  20

  Proxy and annual meeting                                         10

  Directors                                                         9

  Distribution-International
  Bond Advisor Class shares                                         6

  Miscellaneous                                                     5

  Total expenses                                                7,433


Net investment income (loss)                                   31,178


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                   (8,495)

  Foreign currency transactions                               (21,144)

  Net realized gain (loss)                                    (29,639)


Change in net unrealized gain (loss)

  Securities                                                  (30,175)

  Other assets and liabilities
  denominated in foreign currencies                             1,628

  Change in net unrealized
  gain (loss)                                                 (28,547)

Net realized and
unrealized gain (loss)                                        (58,186)


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  (27,008)
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income

  Interest                                                 $   19,411

  Other                                                           198

  Total income                                                 19,609


Expenses

  Investment management                                         1,205

  Shareholder servicing                                           373

  Custody and accounting                                          172

  Registration                                                     25

  Legal and audit                                                  17

  Prospectus and shareholder reports                               14

  Directors                                                         7

  Proxy and annual meeting                                          3

  Miscellaneous                                                     4

  Total expenses                                                1,820

Net investment income (loss)                                   17,789


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                   (3,776)

  Foreign currency transactions                                    (8)

  Net realized gain (loss)                                     (3,784)


Change in net unrealized gain (loss)

  Securities                                                      197

  Other assets and liabilities
  denominated in foreign currencies                                (8)

Change in net unrealized gain (loss)                              189

Net realized and unrealized gain (loss)                        (3,595)


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   14,194
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        31,178      $        33,426

  Net realized
  gain (loss)                                      (29,639)             (93,504)

  Change in net
  unrealized
  gain (loss)                                      (28,547)              39,529

  Increase (decrease)
  in net assets
  from operations                                  (27,008)             (20,549)


  Tax Return of Capital

    International Bond shares                      (31,156)             (32,686)

    International Bond
    Advisor Class shares                               (78)                  (2)

  Decrease in net
  assets from distributions                        (31,234)             (32,688)


Capital share transactions *

  Shares sold

    International Bond shares                      198,874              167,883

    International Bond
    Advisor Class shares                             6,080                  252


  Distributions reinvested

    International Bond shares                       29,297               30,385

    International Bond
    Advisor Class shares                                77                   --


  Shares redeemed

    International Bond shares                     (161,187)            (193,767)

    International Bond
    Advisor Class shares                            (1,193)                (134)

  Shares issued in connection with fund acquisition

    International Bond shares                           --               23,063

  Increase (decrease)
  in net assets
  from capital
  share transactions                                71,948               27,682


Net Assets

Increase (decrease)
during period                                       13,706              (25,555)

Beginning of
period                                             753,117              778,672

End of period                              $       766,823      $       753,117



T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

*Share information

  Shares sold

    International Bond shares                       24,276               20,018

    International Bond
    Advisor Class shares                               761                   30


  Distributions reinvested

    International Bond shares                        3,627                3,598

    International Bond
    Advisor Class shares                                10                   --


  Shares redeemed

    International Bond shares                      (19,893)             (22,640)

    International Bond
    Advisor Class shares                              (145)                 (16)


  Shares issued in connection with fund acquisition

    International Bond shares                           --                2,894

Increase (decrease)
in shares outstanding                                8,636                3,884


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        17,789      $        19,260

  Net realized
  gain (loss)                                       (3,784)               6,900

  Change in net
  unrealized gain (loss)                               189               (2,247)

  Increase (decrease)
  in net assets
  from operations                                   14,194               23,913


Distributions to shareholders

  Net investment income                            (17,294)             (17,254)


Capital share transactions *

  Shares sold                                       33,752               67,340

  Distributions reinvested                          15,422               15,614

  Shares redeemed                                  (54,448)             (98,754)

  Increase (decrease)
  in net assets from
  capital share transactions                        (5,274)             (15,800)


Net Assets

Increase (decrease)
during period                                       (8,374)              (9,141)

Beginning of
period                                             163,937              173,078

End of period                              $       155,563      $       163,937


*Share information

  Shares sold                                        3,208                6,355

  Distributions reinvested                           1,477                1,496

  Shares redeemed                                   (5,173)              (9,409)

  Increase (decrease)
  in shares outstanding                               (488)              (1,558)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
                                                               December 31, 2001



Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The International Bond Fund (the International Fund) and the Emerging Markets Bond Fund (the Emerging Markets Fund) are two portfolios established by the corporation and commenced operations on September 10, 1986, and December 30, 1994, respectively. The International Fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The Emerging Markets Fund seeks to provide high income and capital appreciation.

The International Fund has two classes of shares-International Bond Shares, offered since September 10, 1986, and International Bond Advisor Class, first offered on March 31, 2000. International Bond Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost in local currency which, when combined with accrued interest, approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased options are valued at the mean of the latest bid and asked prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Class Accounting The International Fund Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2001, approximately 5% of International Fund's and 86% of Emerging Markets Fund's net assets were invested in securities issued by governments of emerging market countries or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Noninvestment-Grade Debt Securities At December 31, 2001, approximately 72% of Emerging Markets Fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Forward Currency Exchange Contracts During the year ended December 31, 2001, the International Fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Options Call and put options give the holder the right to purchase or sell, respectively, a security and/or currency at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security and/or currency values. Options are reflected in the International Fund's accompanying Portfolio of Investments at market value.

Securities Lending Each fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At December 31, 2001, the value of the Emerging Markets Fund's loaned securities was $35,438,000; aggregate collateral consisted of $39,576,000 in the securities lending collateral pool. The value of the International Fund's loaned securities was $90,966,000; aggregate collateral consisted of $99,192,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended December 31, 2001, were as follows:


--------------------------------------------------------------------------------
                                                                       Emerging
                                             International              Markets

Purchases                                  $   859,075,000      $   114,040,000

Sales                                          791,903,000          119,181,000


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:



--------------------------------------------------------------------------------
                                                                       Emerging
                                             International              Markets

Ordinary income                            $             -      $    17,294,000

Return of capital                               31,234,000                   --

Total distributions                        $    31,234,000      $    17,294,000
                                           -------------------------------------


The tax-basis components of net assets at December 31, 2001 were as follows:



--------------------------------------------------------------------------------
                                                                       Emerging
                                             International              Markets

Unrealized appreciation                    $    13,521,000      $    11,276,000

Unrealized depreciation                        (58,213,000)         (18,357,000)

Net unrealized appreciation
(depreciation)                                 (44,692,000)          (7,081,000)

Undistributed ordinary income                   (2,059,000)             533,000

Capital loss carryforwards                     (22,127,000)         (16,229,000)

Distributable earnings                         (68,878,000)         (22,777,000)

Paid-in capital                                835,701,000          178,340,000

Net assets                                 $   766,823,000      $   155,563,000
                                           -------------------------------------


Pursuant to federal income tax regulations applicable to investment companies, each fund elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002, in the amount of $9,039,000 for the International Fund and $1,752,000 for the Emerging Markets Fund. Each fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2001, the International Fund utilized $529,000 of capital loss carryforwards, and as of December 31, 2001, has $6,195,000 of capital loss carryforwards that expire in 2007 and $15,932,000 that expire in 2008. In 2001, the Emerging Markets Fund utilized no capital loss carryforwards, and as of December 31, 2001, has $14,068,000 of capital loss carryforwards that expire in 2007 and $2,161,000 that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the International Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net
investment income                                          $(30,616,000)

Undistributed net realized gain                              51,113,000

Paid-in-capital                                             (20,497,000)

At December 31, 2001, the cost of investments for federal income tax purposes was $787,373,000 and $159,360,000 for the International and Emerging Markets Funds, respectively.


NOTE 4 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $446,000 and $100,000 were payable at December 31, 2001 by the International and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the International Fund and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause International Bond Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003 International Bond Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%. Pursuant to this agreement, $1,000 of International Bond Advisor Class's expenses were borne by the manager for the year ended December 31, 2001.

In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The International and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $587,000 and $240,000, respectively, for the year ended December 31, 2001, of which $62,000 and $25,000, respectively, were payable at period end.

Additionally, each fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, International Fund was allocated $1,072,000 of Spectrum expenses, $61,000 of which was payable at period-end; and Emerging Markets Fund was allocated $209,000 of Spectrum expenses, $13,000 of which was payable at period-end. At December 31, 2001, approximately 53% and 49% of the outstanding shares of International Fund and Emerging Markets Fund, respectively, were held by Spectrum.

The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the International and the Emerging Markets Funds for the year ended December 31, 2001, totaled $3,678,000 and $113,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Bond Fund and T. Rowe Price Emerging Markets Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Bond Fund and T. Rowe Price Emerging Markets Bond Fund (two of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Funds") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------


Annual Meeting Results
--------------------------------------------------------------------------------


The T. Rowe Price Foreign Bond Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the funds.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               581,220,102.290
Withhold:                                                   11,328,972.642

Total:                                                     592,549,074.932

Martin G. Wade
Affirmative:                                               581,186,287.707
Withhold:                                                   11,362,787.225

Total:                                                     592,549,074.932

Calvin W. Burnett
Affirmative:                                               579,988,748.447
Withhold:                                                   12,560,326.485

Total:                                                     592,549,074.932

Anthony W. Deering
Affirmative:                                               580,812,278.605
Withhold:                                                   11,736,796.327

Total:                                                     592,549,074.932

Donald W. Dick, Jr.
Affirmative:                                               581,515,923.630
Withhold:                                                   11,033,151.302

Total:                                                     592,549,074.932

David K. Fagin
Affirmative:                                               581,364,436.901
Withhold:                                                   11,184,638.031

Total:                                                     592,549,074.932

F. Pierce Linaweaver
Affirmative:                                               580,579,834.781
Withhold:                                                   11,969,240.151

Total:                                                     592,549,074.932

Hanne M. Merriman
Affirmative:                                               580,790,218.108
Withhold:                                                   11,758,856.824

Total:                                                     592,549,074.932

John G. Schreiber
Affirmative:                                               580,818,909.284
Withhold:                                                   11,730,165.648

Total:                                                     592,549,074.932

Hubert D. Vos
Affirmative:                                               580,468,483.076
Withhold:                                                   12,080,591.856

Total:                                                     592,549,074.932

Paul M. Wythes
Affirmative:                                               580,672,445.843
Withhold:                                                   11,876,629.089

Total:                                                     592,549,074.932



T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------


Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.   Director     Elected      President,       97         Provident
Burnett,                 in 2001      Coppin State                Bank
Ph.D.                                 College                     of Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.  Director     Elected      Director,        97         The Rouse
Deering                  in 1991      Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
1/28/45                               Executive
                                      Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.   Director     Elected      Principal,       97         Not
Dick, Jr.                in 1988      EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
1/27/43                               and management
                                      advisory firm
--------------------------------------------------------------------------------
David K.    Director     Elected      Director,        97         Dayton Mining
Fagin                    in 2001      Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources                   Canyon
                                      Ltd., and                   Resources,
                                      Canyon                      Corp.
                                      Resources,
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                in 2001     F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and
                                      civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  in 2001     Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 in 2001     Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real                      Trust,
Street                                estate                      Host Marriott
10/21/46                              investment                  Corporation,
                                      company;                    and
                                      Senior Advisor              The Rouse
                                      and Partner,                Company,
                                      Blackstone                  real estate
                                      Real Estate                 developers
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       in 2001     Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Paul M.      Director     Elected    Founding Partner  97         Teltone
Wythes                    in 1996    of Sutter Hill               Corporation
100 East                             Ventures, a
Pratt                                venture capital
Street                               limited
6/23/33                              partnership,
                                     providing
                                     equity
                                     capital
                                     to young
                                     high-technology
                                     companies
                                     throughout the
                                     United States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     in 1990     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President
                                      and Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
Martin G.    Director     Elected     Director,        15         Not
Wade                      in 1999     and Managing                Applicable
100 East                              Director,
Pratt                                 T. Rowe
Street                                Price Group,
2/16/43                               Inc.;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Mutual Funds

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money



INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
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Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                               C15-050  12/31/01